SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) JANUARY 30, 1998


                                  LEXFORD, INC.
               (Exact Name of Registrant as Specified in Charter)


                OHIO                     0-21670                 31-4427382
(State or Other Jurisdiction           (Commission             (IRS Employer
         of Incorporation)             File Number)          Identification No.)


41 SOUTH HIGH STREET, SUITE 2410  COLUMBUS                               43215
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (614)242-3850




Page 1 of 20 Pages

Exhibit Index on Page 7.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         This Current Report on Form 8-K is being filed in order to report the acquisition by Lexford, Inc. (the "Registrant") of all third party partners' interests in 180 limited partnerships (collectively, the "Consolidating
Partnerships") previously held by partners unrelated to the Registrant (collectively, the "Outside Partner Interests").

         Each of the Consolidating Partnerships owns and operates a multi-family residential apartment community developed by the Registrant's predecessor, Cardinal Industries, Inc. A list of the Consolidating Partnerships involved in the subject transactions and data concerning the apartment communities owned by each such Consolidating Partnership are set forth in Table 1 appearing hereinbelow.

         The Consolidating Partnerships' real estate assets include 11,868 apartment units which, collectively, generated about $60.5 million in Total Revenue, and approximately $34 million in net operating income, for the year ended December 31, 1997, according to unaudited results. The aggregate mortgage debt of the Consolidating Partnerships is approximately $216 million, of which, as of February 17, 1998, $75.0 million is prepayable without substantial penalty or premium. Combined with the Registrant's other wholly-owned real estate assets, the Registrant now has outstanding approximately $120 million of prepayable mortgage debt on a consolidated basis. That amount is expected to increase as the Registrant continues to seek to consolidate ownership of additional partnerships in which it presently has a minority equity interest.

         The  Registrant  and  one  or  more  of  its  wholly  owned  subsidiary corporations serves as the managing general partner of each Consolidating Partnership. The acquisition of the Outside Partner Interests in the Consolidating Partnerships was accomplished by a merger of a general or limited partnership in which the Registrant and its wholly owned subsidiary, Cardinal Industries Development Corporation, were the sole partners formed solely for the purpose of effecting the merger (in each case, a "Merger Partnership"). In each instance, the Merger Partnership was merged with and into the subject Consolidating Partnership with the subject Consolidating Partnership surviving the merger.

         Pursuant to the terms of the agreement of merger governing each such merger, the Outside Partner Interest held by each partner of the subject Consolidating Partnership, other than the Registrant and its wholly owned affiliates, was canceled and thereafter represented the right solely to receive a cash payment, if any. The mergers were effected in accordance with the terms of governing state law, as well as the terms of the agreement of limited partnership of each subject Consolidating Partnership.

         Table 1 also sets forth the merger consideration paid or payable in respect of each unit of limited Outside Partner Interest, as well as the general Outside Partner Interest, if any, held by any third party co-general partner in each Consolidating Partnership. The Registrant and its affiliates have funded, or will fund, the merger consideration payable to holders of Outside Partner Interests from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

         Pursuant to the terms of the agreement of limited partnership of each Consolidating Partnership (and, when applicable, a separate agreement between the managing general partner and third party co-general partner(s)) the Registrant or its wholly owned affiliate, as managing general partner, solicited the consent (in each case, the "Consent Solicitation") of the holders of the Outside Partner Interests to effect the merger.

         In accordance with the terms of the Consent Solicitation, holders of Outside Partner Interests who executed and delivered their consent by the date specified in the Consent Solicitation materials became entitled to a voluntary payment from the Registrant separate and apart from the merger consideration payable to all holders of Outside Partner Interests. The amount of voluntary payment per unit of limited Outside Partner Interest to consenting payable holders of Outside Partner Interests holders of Outside Partner Interests is set forth in Table 1. The Registrant has funded, or will fund, all such voluntary payments from internal working capital and the proceeds of borrowings under the Registrant's revolving credit facility with The Provident Bank.

                                        4

                                                                                                                             TABLE 1
                                                                                                                              Total
                                                                            Limited     Merger      Voluntary               Payments
Transaction                                                       Apartment Partner  Consideration   Payment     Co-GP    to Outside
    Date          Partnership Name                                   Units   Units    per LP Unit   per LP Unit  Payment    Partners
  1/30/98  Acadia Court Apartments of Bloomington, Ltd.               97       35            0           300           0       5,550
  1/30/98  Annhurst Apartments of Allegheny County, Ltd.              97       35            0           293           0       6,006
  1/30/98  Annhurst Apartments of Indianapolis, Ltd.                  83       35            0           894           0      22,350
  1/30/98  Ansley Oaks Apartments of O'Fallon, LP                     69       35            0           524           0      13,624
  1/30/98  Applegate Apartments of Delaware County, Ltd.              53       35        2,614           976           0     113,937
  1/30/98  Ashgrove Apartments of Calhoun County, Ltd.                50       35            0         1,152           0      27,648
  1/30/98  Ashgrove Apartments of Jefferson County, Ltd.              60       35            0         1,103           0      33,090
  1/30/98  Ashgrove Apartments of Sterling Heights, II, Ltd.          89       35            0           300           0       6,600
  1/30/98  Barrington Apartments of DeKalb County, Ltd.               48       35            0           857           0      29,995
  1/30/98  Beckford Place Apartments of New Castle, Ltd.              41       35            0           725           0      20,662
  1/30/98  Beckford Place Apartments of North Canton, II, Ltd.        60       35            0           417           0       7,923
  1/30/98  Bel Aire Apartments, Ltd.                                  67       35            0           898           0      18,409
  1/30/98  Berry Pines Apartments, Ltd.                               64       35            0         1,204           0      31,304
  1/30/98  Brandon Court Apartments of Bloomington, Ltd.              78       35            0         1,572           0      34,584
  1/30/98  Cambridge Commons Apartments of Indianapolis, II, LP       75      500          495            50           0     250,600
  1/30/98  Camden Way Apartments, II, Ltd.                            57       35            0           300           0       7,200
  1/30/98  Camellia Court Apartments of Carrollton, Ltd.              55       35            0         1,293           0      34,265
  1/30/98  Camellia Court Apartments of Columbus, II, Ltd.            40       35            0           813           0      22,357
  1/30/98  Carleton Court Apartments of Erie County, Ltd.             60       35            0            91           0       2,093
  1/30/98  Carleton Court Apartments of Kanawha County, LP            73       35            0           506           0      10,879
  1/30/98  Cedargate Apartments of Bloomington, II, Ltd.              58       35            0           300           0       6,900
  1/30/98  Cedargate Apartments of Bowling Green, Ltd.                59       35        3,613         1,446           0     151,746
  1/30/98  Cedargate Apartments of Englewood, Ltd.                    61       35            0           860           0      18,490
  1/30/98  Cedargate Apartments of Michigan City, Ltd.                51       35            0         1,272           0      29,256
  1/30/98  Cedargate Apartments of Shelby County, Ltd.                58       35            0         1,379           0      34,475
  1/30/98  Charing Cross Apartments of Bowling Green, Ltd.            67       35        2,729           300           0     102,411
  1/30/98  Clearlake Pines Apartments II, Ltd.                        52       35            0           516           0      12,642
  1/30/98  Clearview Apartments of Greenwood, II, LP                  80       35       32,394           300           0     714,194
  1/30/98  Clearview Apartments of Greenwood, Ltd.                    71      500        1,211            50           0     628,469
  1/30/98  Concord Square Apartments of Kokomo, Ltd.                  49       35        7,330         1,227           0     281,135
  1/30/98  Countryside Manor Apartments of Douglasville, Ltd.         82       35        8,972         1,421           0     307,960
  1/30/98  Cypress Apartments, Ltd.                                   70       35            0           609           0      15,073
  1/30/98  Daniel Court Apartments of Clermont County, Ltd.          114       35            0         1,180           0      31,270
  1/30/98  Dogwood Glen Apartments of Marion County, II, LP           77      500          294            50           0     162,770
  1/30/98  Dover Place Apartments of Eastlake, IV, LP                 72       35       13,207           300           0     469,584
  1/30/98  Driftwood Apartments, Ltd.                                 63       35       14,793           300      20,482     547,087
  1/30/98  Elmwood Apartments, II, Ltd.                               49       35            0         1,907           0      66,745
  1/30/98  Forest Ridge Apartments of Richmond County, Ltd.           75       35            0           382           0       8,786
  1/30/98  Forest Village Apartments of Bibb County, Ltd.             83       36          781         2,489           0      90,471
  1/30/98  Foxton Apartments of Dayton II, Ltd.                       81       35            0         1,681           0      32,780
  1/30/98  Foxton Apartments of Monroe County, Ltd.                   51       35        8,250           816       1,604     294,531
  1/30/98  Gentian Oaks Apartments of Columbus, Ltd.                  62       35            0           513           0      12,825
  1/30/98  Greenglen Apartments of Dayton, Ltd.                       74       35            0         1,713           0      42,825
  1/30/98  Harbinwood Apartments of Gwinnett County, Ltd.             72       35            0           935           0      24,544
  1/30/98  Heathmoore Apartments of Evansville, Ltd.                  73       35            0         1,860           0      47,430
  1/30/98  Heathmoore Apartments of Indianapolis, LP                  55       35        3,729         1,261           0     153,200
  1/30/98  Heathmoore Apartments of Wayne County, II, Ltd.            51      500        1,254            50           0     644,512
  1/30/98  High8Points Apartments, Ltd.                               95       35            0           300           0       6,000
  1/30/98  Hillandale Manor Apartments of DeKalb County, Ltd.         48       35        9,430           560           0     346,863
  1/30/98  Hillcrest Villa Apartments, Ltd.                           65       34            0           982           0      28,478
  1/30/98  Hillside Manor Apartments of Americus, Ltd.                60       35            0           429           0       9,685
  1/30/98  Holly Park Apartments of Columbus, Ltd.                    66       35            0           236           0       5,162
  1/30/98  Holly Ridge Apartments, Ltd.                               98       35            0           300           0       6,737
  1/30/98  Knox Landing Apartments of Knoxville, Ltd.                 85       35            0           300           0       5,400
  1/30/98  Larkspur Apartments of Moraine II, Ltd.                    16       35            0           258           0       8,256
  1/30/98  Laurel Court Apartments of Fremont, Ltd.                   69       35            0           538           0      11,836
  1/30/98  Laurelwood Court Apartments of Bedford, Ltd.               50       35            0           300           0       7,200
  1/30/98  Link Terrace Apartments, Ltd.                              54       35            0           763           0      16,786
  1/30/98  Longwood Apartments of Lexington, Ltd.                     60       35            0           350           0       7,350
  1/30/98  Marsh Landing Apartments, Ltd.                             58       35            0         1,470           0      41,160
  1/30/98  Meadowland Apartments of Clark County, Ltd.                60       35            0         1,392           0      29,928
  1/30/98  Meadowood Apartments of Columbus, Ltd.                     60       35            0         1,061           0      22,281
  1/30/98  Meadowood Apartments of Cuyahoga Falls, Ltd.               59       35            0           300           0       6,300
  1/30/98  Meadowood Apartments of Franklin, Ltd.                     51       35       10,099           979           0     372,733
  1/30/98  Meadowood Apartments of Logansport, Ltd.                   42       35            0           679           0      18,333
  1/30/98  Meadowood Apartments of Monroe County, Ltd.                57       35            0           995           0      26,368
  1/30/98  Meadowood Apartments of Nicholasville, Ltd.                67       35        4,803         1,650           0     210,165
  1/30/98  Meadowood Apartments of Warrick County, Ltd.               63       35            0         1,780           0      40,940

                                       5

                                                                                                                             TABLE 1
                                                                                                                              Total
                                                                            Limited     Merger      Voluntary               Payments
Transaction                                                       Apartment Partner  Consideration   Payment     Co-GP    to Outside
    Date          Partnership Name                                   Units   Units    per LP Unit   per LP Unit  Payment    Partners

  1/30/98  Meldon Place Apartments of Toledo, Ltd.                   126       35            0           681           0      19,068
  1/30/98  Millburn Apartments of Stow, Ltd.                          52       35            0           947           0      12,311
  1/30/98  Montgomery Court Apartments of Columbus, II, Ltd.          56       35            0           300           0       5,700
  1/30/98  Montgomery Court Apartments of Columbus, Ltd.              60       35            0           364           0       7,644
  1/30/98  Northridge Apartments of Carrollton, Ltd.                  77       35            0           592           0      16,280
  1/30/98  Northrup Court Apartments of Allegheny County, Ltd.        60       35        4,733           751           0     178,824
  1/30/98  Nova Glen Apartments II, Ltd.                              81       35            0           787           0      16,527
  1/30/98  Oak Ridge Apartments, Ltd.                                 63       35            0           899           0      26,071
  1/30/98  Oak Shade Apartments, Ltd.                                 82       35            0           779           0      17,528
  1/30/98  Oakwood Village Apartments of Richmond County, Ltd.        71       35            0           470           0       9,635
  1/30/98  Olivewood Apartments of Indianapolis, II, Ltd.             66       35        3,939           300           0     139,539
  1/30/98  Olivewood Apartments of Indianapolis, Ltd.                 62       34            0           342           0       5,301
  1/30/98  Pickerington Meadows Apartments of Pickerington, Ltd.      60       35            0           390           0       9,555
  1/30/98  Pine Knoll Apartments of Clayton County, Ltd.              46       35        9,851           310           0     343,763
  1/30/98  Pine Meadows Apartments, Ltd.                              60       35            0         1,344           0      47,040
  1/30/98  Pine Terrace Apartments II, Ltd.                           68       35            0         1,838           0      47,788
  1/30/98  Pine Terrace Apartments, Ltd.                              80       35            0         2,370           0      59,250
  1/30/98  Quail Call Apartments, Ltd.                                55       35            0         1,415           0      33,488
  1/30/98  Ranchside Apartments, Ltd.                                 76       35            0           960           0      24,480
  1/30/98  Red Deer Apartments of Fairborn, Ltd.                      67       35       17,004           300           0     604,751
  1/30/98  Redan Village Apartments of DeKalb County, II, Ltd.        76       35        9,652           300           0     346,227
  1/30/98  Ridgewood Apartments of Bedford, Ltd.                      48       35            0           785           0      19,233
  1/30/98  Ridgewood Apartments of Columbus II, Ltd.                  58       35            0           592           0      13,320
  1/30/98  Ridgewood Apartments of Columbus, Ltd.                     59       36          910         1,241           0      72,793
  1/30/98  Ridgewood Apartments of DeKalb County, II, Ltd.            52      500            0            50           0      12,800
  1/30/98  Ridgewood Apartments of Russellville, Ltd.                 52       35            0         1,312           0      34,112
  1/30/98  Rivers End Apartments, Ltd.                                66       35            0           567           0      13,084
  1/30/98  Roanoke Apartments of Oakland County, Ltd.                 88       35       19,481           300           0     629,552
  1/30/98  Rosewood Apartments of Columbus, Ltd.                      91       35            0         1,310           0      24,890
  1/30/98  Rosewood Apartments of Jefferson County, Ltd.              77       35            0         1,891           0      41,602
  1/30/98  Rosewood Commons Apartments of Indianapolis, Ltd.          96       35            0           300           0       7,500
  1/30/98  Shadow Bay Apartments, II, Ltd.                            59       35            0           885           0      29,205
  1/30/98  Shadow Trace Apartments of DeKalb County, Ltd.             81       35       14,478         1,498           0     546,059
  1/30/98  Sherbrook Apartments of Columbus, Ltd.                     60       35            0           278           0       6,950
  1/30/98  Silver Forest Apartments, Ltd.                             51       25            0           874           0      21,850
  1/30/98  Slate Run Apartments of Bardstown, Ltd.                    54       35            0         1,306           0      28,732
  1/30/98  Slate Run Apartments of Hopkinsville, Ltd.                 57       35            0         1,395           0      27,551
  1/30/98  Slate Run Apartments of Jefferson County, Ltd.             64       35            0         1,629           0      47,241
  1/30/98  Slate Run Apartments of Lebanon, LP                        61       35            9           989           0      20,105
  1/30/98  Slate Run Apartments of Miamisburg, Ltd.                   48       35            0           136           0       2,992
  1/30/98  Spring Gate Apartments, Ltd.                               66       35            0         2,453           0      66,231
  1/30/98  Springwood Apartments of New Haven, Ltd.                   48       35            0           980           0      31,360
  1/30/98  Stonehenge Apartments of Glasgow, Ltd.                     54       35            0         1,539           0      39,398
  1/30/98  Stonehenge Apartments of Indianapolis, Ltd.                61       35            0         1,330           0      29,260
  1/30/98  Stonehenge Apartments of Jasper, Ltd.                      40       35            0           106           0       2,120
  1/30/98  Stonehenge Apartments of Montgomery County, Ltd.           67       35            0           159           0       3,021
  1/30/98  Stonehenge Apartments of Richmond, LP                      59       35        4,738           875       4,920     180,510
  1/30/98  Stonehenge Apartments of Stark County, Ltd.                60       35            0         1,262           0      35,336
  1/30/98  Stonehenge Apartments of Tecumseh, Ltd.                    48       35            0           759           0      16,319
  1/30/98  Sutton Place Apartments, Ltd.                              55       35            0         1,328           0      25,232
  1/30/98  Terrace Trace Apartments, Ltd.                             87       35            0         1,313           0      27,379
  1/30/98  Timbercreek Apartments of Toledo, LP                       77       35        7,058           300           0     257,231
  1/30/98  Timberwoods Apartments of Perry, Ltd.                      59       35            0           560           0      12,320
  1/30/98  Valleyfield Apartments of Allegheny County, Ltd.           77       35            0           891           0      22,275
  1/30/98  Valleyfield Apartments of DeKalb County II, Ltd.           66       35       14,111           503           0     507,453
  1/30/98  Valleyfield Apartments of DeKalb County, Ltd.              66       35        8,259         1,352           0     304,248
  1/30/98  Valleyfield Apartments of Lexington, Ltd.                  84       35            0           981           0      21,582
  1/30/98  Waterbury Apartments of Clarke County, Ltd.                53       35           84           514           0      18,345
  1/30/98  Waterbury Apartments of Clarksville, Ltd.                  52       35            0           550           0      14,850
  1/30/98  Waterbury Apartments of Clermont County, LP                70       35            0           350           0       7,467
  1/30/98  Waterbury Apartments of Greenwood, Ltd.                    44       35            0           802           0      20,050
  1/30/98  Waterbury Apartments of Westland, Ltd.                    100       35            0           300           0       5,550
  1/30/98  Wentworth Apartments of Roseville, Ltd.                    75       35            0           413           0       9,499
  1/30/98  Westcreek Apartments, Ltd.                                 86       35            0           646           0      12,920
  1/30/98  Westway Apartments, Ltd.                                   70       35            0         1,084           0      29,268
  1/30/98  Westwood Apartments of Rochester, Ltd.                     42       35            0           728           0      17,472

                                       6
                                                                                                                              Total
                                                                            Limited     Merger      Voluntary               Payments
Transaction                                                       Apartment Partner  Consideration   Payment     Co-GP    to Outside
    Date          Partnership Name                                   Units   Units    per LP Unit   per LP Unit  Payment    Partners
  1/30/98  Whisperwood Apartments of Cordele, Ltd.                    49       35            0           425           0       8,288
  1/30/98  Willow Creek Apartments of Griffin, Ltd.                   52       35            0           487           0      10,227
  1/30/98  Willow Run Apartments of Madisonville, Ltd.                72       35            0           380           0       8,360
  1/30/98  Willowood Apartments of Frankfort, II, Ltd.                53       35            0           300           0       6,450
  1/30/98  Willowood Apartments of Frankfort, Ltd.                    57       35            0         1,219           0      30,475
  1/30/98  Willowood Apartments of Grove City, II, Ltd.               26       35            0            80           0       1,600
  1/30/98  Willowood Apartments of Grove City, Ltd.                   46       35            0           993           0      20,357
  1/30/98  Willowood Apartments of Owensboro, Ltd.                    55       35            0         1,427           0      45,664
  1/30/98  Willowood East Apartments of Indianapolis II, Ltd.         60       35            0           300           0       7,200
  1/30/98  Winter Woods Apartments, Ltd.                              57       35            0           484           0       9,196
  1/30/98  Wood Trail Apartments of Newnan, Ltd.                      61       35       10,685         1,376           0     412,502
  1/30/98  Woodcliff Apartments of Lilburn, II, Ltd.                  72       35            0           559           0      13,835
  1/30/98  Woodcliff Apartments of Lilburn, Ltd.                      71       35        3,660         1,540           0     160,446
  1/30/98  Woodcrest Apartments of Warner Robins, Ltd.                65       35            0           926           0      22,687
  1/30/98  Woodland Apartments, II, Ltd.                              77       35            0         1,002           0      24,048
  1/30/98  Woodland Apartments, Ltd.                                  92       35        8,895         1,740           0     330,940
  1/30/98  Woodlands Apartments of Columbus, II, Ltd.                 70       35            0         1,466           0      38,849
  1/30/98  Woodlands Apartments of Columbus, III, LP                  93       35        5,060           300           0     178,940
  1/30/98  Woodlands Apartments of Franklin, Ltd.                     56       35            0         1,700           0      44,200
  1/30/98  Woodlands Apartments of Streetsboro, II, Ltd.              60       35            0           300           0       5,550
  1/30/98  Woodlands Apartments of Streetsboro, Ltd.                  60       35        6,005           300       8,314     227,785
  1/30/98  Wycliffe Court Apartments of Murfreesboro, Ltd.            64       35            0           716           0      15,036
------------------------------------------------------------------------------------------------------------------------------------
  1/30/98  156 Partnerships                                       10,109                                Total Investment: 13,768,816
------------------------------------------------------------------------------------------------------------------------------------

  1/31/98  Amberidge Apartments of Roseville, Ltd.                    45       35            0           300           0       4,050
  1/31/98  Ashgrove Apartments of Sterling Heights, Ltd.             114       35            0           678           0      12,882
  1/31/98  Brunswick Apartments of Monongalia County, LP             101      159            0            66           0       8,547
  1/31/98  Cambridge Commons Apartments of Indianapolis, Ltd.         86      152          701            69           0     107,790
  1/31/98  Camden Way Apartments, Ltd.                                61       91            0           312           0      23,712
  1/31/98  Candlelight Apartments II, Ltd.                            60       35            0           770           0      22,191
  1/31/98  Carriage Hills Apartments of Dublin, Ltd.                  60       83            0           127           0       5,937
  1/31/98  Elmwoods Apartments of Marietta, Ltd.                      48      107          902           386           0     125,299
  1/31/98  Forsythia Court Apartments of Harford County, Ltd.         75       51            0           206           0       5,253
  1/31/98  Forsythia Court Apartments of Jefferson County, Ltd.       98       35            0           659           0      13,510
  1/31/98  Holly Sands Apartments, Ltd.                               72      189            0           122           0      22,204
  1/31/98  Iris Glen Apartments of Rockdale County, Ltd.              79      135            0           476           0      50,932
  1/31/98  Meadowood Apartments of Columbus, II, Ltd.                 23      123            0            85           0       5,780
  1/31/98  Montgomery Court Apartments of Ingham County, Ltd.         59      123            0           220           0      17,270
  1/31/98  Morgan Trace Apartments of Union City, Ltd.                80       35            0           300           0       6,300
  1/31/98  Newberry Apartments of Eaton County, Ltd.                  62      120          208           345           0      44,212
  1/31/98  Oakley Woods Apartments of Union City, Ltd.                60      115        1,756           254           0     224,209
  1/31/98  Olivewood                                                 150   60,678           30             0           0   1,219,365
  1/31/98  Redan Village Apartments of DeKalb County, Ltd.            78      177          631           356           0     143,373
  1/31/98  Sky Pines Apartments, Ltd.                                 88       33            0           497           0       9,582
  1/31/98  Slate Run Apartments of Jefferson County, II, Ltd.         63       35            0           854           0      26,474
  1/31/98  Stratford Lane Apartments of Columbus, Ltd.                67      107            0           585           0      55,282
  1/31/98  Willowood Apartments of Wooster II, Ltd.                   53       26            0           300           0       2,400
  1/31/98  Winthrop Court Apartments of Frankfort, Ltd.               77      115            0           224           0      22,176
------------------------------------------------------------------------------------------------------------------------------------
  1/31/98  24 Partnerships                                         1,759                                Total Investment:  2,178,730
------------------------------------------------------------------------------------------------------------------------------------

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
                                       7


         The acquisitions recorded in this Form 8-K are a part of the Registrant's plan to acquire third party limited partner or other equity interests in substantially all of its Consolidating Partnerships, which plan the Registrant previously announced in its press release dated November 12, 1997, and in its joint proxy statement/prospectus for its special shareholders meeting to be held on March 3, 1998. The Registrant intends to continue the ownership and operation of the apartment communities owned by each of the Consolidating Partnerships in substantially the same manner as previously conducted.

         The foregoing information set forth in this Item 2 includes certain forward looking statements regarding the Registrant's plans to acquire equity interests in additional limited partnerships in which it currently owns only a minority equity interest, as well as a resulting increase in amounts of consolidated, prepayable mortgage indebtedness associated with such limited partnerships. All such forward looking statements are subject to uncertainty. There can be no assurance that the Registrant will be successful in consolidating the equity ownership of any such limited partnerships. Actual results may differ from the forward looking statements due to, among other things, unavailability or unattractive terms of potential financing necessary to consolidate the ownership of the additional limited partnerships, as well as the Registrant's potential inability to obtain the requisite consent of the current holders of equity interests in, or current mortgage lenders to, such additional limited partnerships.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Pursuant to Item 7(a)(4) of Form 8-K the Registrant will file the financial statements and pro-forma financial information required by this Item 7 not later than April 20, 1998 (sixty days from the filing of this initial report on Form 8-K).

(c)
                                   EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION                                 SEQUENTIAL PAGE

  2.1               Representative form of consent
                    solicitation materials furnished to
                    holders of Outside Partner Interests                9

  2.2               Representative form of agreement
                    and plan of merger                                 18

  27.1              Financial data schedule*

  99.1              Financial statements and pro-forma
                    financial information*

*To be filed by amendment.

                                       7
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                                       8


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                   Lexford, Inc.

                   By: /s/ Mark D. Thompson
                       ---------------------------
                           Mark D. Thompson
                           Executive Vice President and Chief Financial Officer


Date:    February 17, 1998


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